Exhibit 10.6

PROCUREMENT AGREEMENT NO.

EFFECTIVE DATE:

FULLTIME EQUIVALENTS AGREEMENT FOR SERVICES

Dated as of 1 October 2006

By and Between

MERCK & CO., INC.

And

WUXI PHARMATECH CO., LTD.

FTE Agreement	NAME
Last Revision Date NEW

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PROCUREMENT AGREEMENT NO. 7458

EFFECTIVE DATE: 06-February-2006

Table of Contents

1.0	DEFINITIONS	3
2.0	SCOPE OF FTE AGREEMENT	6
3.0	DETAIL OF SERVICES	7
4.0	SUPPLY AND TRANSFER OF MATERIAL
5.0	EXCESS QUANTITIES OF COMPOUND; COMPOUND NOT MEETING REQUIREMENTS; DISPOSITION OF COMPOUND IN THE EVENT OF TERMINATION	8
6.0	FEE, INVOICES, AND PAYMENTS	8
7.0	PROJECT MANAGEMENT	9
8.0	TECHNICAL/SAFETY INFORMATION	10
9.0	MERCK SUPERVISION	10
10.0	REPRESENTATIONS, WARRANTIES AND COVENANTS	11
11.0	USE OF ANIMALS	12
12.0	QUALITY
13.0	INDEMNIFICATION	15
14.0	DELIVERY	16
15.0	INVENTIONS	16
16.0	COMPLIANCE WITH LAW	17
17.0	AGREEMENT TERM	17
18.0	TERMINATION	17
19.0	INSURANCE	19
20.0	GOVERNING LAW	19
21.0	ARBITRATION	19
22.0	NON-EXCLUSIVITY	20
23.0	AUDIT RIGHTS	20
24.0	ETHICS/CONFLICT OF INTEREST	20
25.0	FIDUCIARY RESPONSIBILITY	21
26.0	INDEPENDENT CONTRACTOR	21
27.0	NOTICES	21
28.0	FORCE MAJEURE	22
29.0	PUBLICITY/USE OF NAMES	22
30.0	ASSIGNMENT	22
31.0	ENTIRE AGREEMENT/AMENDMENTS	22
32.0	SUCCESSORS AND ASSIGNS	23
33.0	SURVIVAL OF CERTAIN PROVISIONS	23
34.0	SEVERABILITY	23
35.0	HEADINGS; ATTACHMENTS AND EXHIBITS	23
36.0	NON-WAIVER	23
37.0	FURTHER ASSURANCES	23
38.0	COUNTERPARTS	24
39.0	CUMULATIVE REMEDIES	24
40.0	U.N. CONVENTION ON INTERNATIONAL SALE OF GOODS	24
41.0	ENGLISH LANGUAGE	24
42.0	REVIEW BY LEGAL COUNSEL	24

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FULL TIME EQUIVALENTS AGREEMENT FOR SERVICES

This FULL TIME EQUIVALENTS (“FTE”) AGREEMENT FOR SERVICES (this “AGREEMENT”), dated as of 1 October 2006 (the “EFFECTIVE DATE”), by and between MERCK & Co., Inc., a New Jersey corporation (“MERCK”), with offices at One MERCK Drive, Whitehouse Station, NJ 08889-0100 and WuXi PharmaTech Co., Ltd., a Chinese corporation (WXPT), with offices at No. 1 Building, 288 Fu Te ZhongLu, WaiGaoQiao Free Trade Zone, Shanghai, P.R. China (“PRC”).

WHEREAS, MERCK has or may disclose KNOW-HOW (as defined below) to WXPT to enable WXPT to render SERVICES

WHEREAS, MERCK wishes WXPT to provide the SERVICES (as hereinafter defined) in accordance with the terms and conditions set forth in this AGREEMENT; and

WHEREAS, WXPT is willing to provide the SERVICES in accordance with the terms and conditions set forth in this AGREEMENT; and

WHEREAS the primary method of payment for the SERVICES will be the utilization of the Full Time Equivalent (“FTE”) hours purchased under this AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, the parties hereto agree as follows:

1.0	DEFINITIONS

THE FOLLOWING TERMS AS USED IN THIS AGREEMENT SHALL HAVE THE MEANINGS SET FORTH IN THIS SECTION:

1.1	The term “AFFILIATE” means (1) any corporation or business entity of which fifty percent (50%) or more of the voting stock or voting equity interests of which are owned directly or indirectly by a party; or (2) any corporation or business entity which directly or indirectly owns fifty percent (50%) or more of the voting stock or voting equity interests of a party; or (3) any corporation or business entity directly or indirectly controlling or under control of a corporation or business entity as described in (1) or (2). MERCK AFFILIATES may participate in this AGREEMENT upon notification to WXPT of their AGREEMENT to be bound by the terms and conditions hereof; provided that any majority-owned subsidiary of MERCK may participate in this AGREEMENT without such notification.

1.2	The term “AGENCY” means any applicable local, national or supranational government regulatory authority involved in granting approvals for the manufacture of

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COMPOUNDS or the performance of SERVICES contemplated under this AGREEMENT.

1.3	The term “AGREEMENT” shall mean this FTE AGREEMENT between MERCK and WXPT.

1.4	The term “ANIMALS” shall mean those ANIMALS, including but not limited to, * to be utilized by WXPT in performing the SERVICES pursuant to an ORDER.

1.5	The term “ANNUAL FTE” shall mean the total amount of FTE HOURS over a 12 month period for each FTE EMPLOYEE. For the avoidance of doubt, the ANNUAL FTE shall be *. The FTE HOURS used to perform the SERVICES shall be drawn down from the ANNUAL FTE HOURS purchased under this AGREEMENT.

The term “ANNUAL FTE HOURS” shall mean the number that is the product of the ANNUAL FTEs multiplied by the total number of FTE EMPLOYEES used to perform the SERVICES. The ANNUAL FTE HOURS for the TERM shall be set forth in Attachment III.

1.6	The term “ANNUAL FTE RATE” shall mean the amount MERCK shall pay WXPT, as described in detail in Attachment III, over a 12-month period during the TERM to support one (1) FTE EMPLOYEE or such other rate as agreed by the parties in writing from time to time.

1.7	The term “cGMPs” means all laws and regulations relating to the MANUFACTURING of COMPOUND(s) (if the relevant COMPOUND SCHEDULE or WORK ORDER specifically identifies that cGMPs are applicable), including but not limited to the current Good Manufacturing Practices as specified in the United States Code of Federal Regulations, the EU Good Manufacturing Guidelines, Q7A Good Manufacturing Practice Guidance for Active Pharmaceutical Ingredients, and any other applicable laws, guidelines and/or regulations of PRC.

1.8	The term “CALENDAR QUARTER” shall mean each of the three consecutive calendar months ending March 31, June 30, September 30, and December 31.

1.9	The term “COMPOUND” shall mean MERCK's proprietary organic compound prepared by WXPT pursuant to the terms of this AGREEMENT and will be detailed in the COMPOUND SCHEDULE OR WORK ORDER.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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1.10	The term “COMPOUND SCHEDULE” shall mean the schedule that details COMPOUND to be MANUFACTURED under this AGREEMENT and is hereafter agreed to in writing by the parties. The quantity of the COMPOUND required by MERCK shall be set forth in the COMPOUND SCHEDULE or WORK ORDER (as the case may be). The COMPOUND SCHEDULE shall also set forth the “MATERIALS”, if any, to be utilized in the MANUFACTURE of COMPOUND, the SPECIFICATIONS for the COMPOUND, the place of MANUFACTURE of the COMPOUND and the date such COMPOUND is required.

1.11	The term “CONFIDENTIALITY AGREEMENT” means the CONFIDENTIALITY AGREEMENT, dated as of October 1, 2006, by and between the parties hereto, a copy of which is attached hereto as ATTACHMENT I.

1.12	The term “DAMAGES” shall have the meaning set forth in Section 13;

1.13	The term “DELIVERY/DELIVER/DELIVERED” shall mean delivery of COMPOUND and/or final report to the site designated by MERCK.

1.14	The term “FACILITY” shall mean the WXPT's facility located at No. 1 Building, 288 Fu Te ZhongLu, WaiGaoQiao, Free Trade Zone, Shanghai, P. R. China or such other FACILITY or premises as may be used or designated by WXPT for the purpose of performing the SERVICES subject to MERCK notification and approval. For the avoidance of doubt, the FACILITIES to be used during the TERM are set forth in Attachment IV.

1.15	The term “FTE EMPLOYEE” shall mean the equivalent of a full-time scientist's work time in full working hours (at least forty (40) hours per week) over a 12-month period (including vacations, sick days and holidays, but excluding weekends). The total number of FTE EMPLOYEES during the TERM shall be set forth in Attachment III.

1.16	The term “FTE HOURS” shall mean the working hours (at least eight (8) hours per day) of WXPT's FTE EMPLOYEE used to perform the SERVICES and shall be drawn down upon use from the ANNUAL FTE HOURS.

1.17	The term “IMMEDIATE/IMMEDIATELY” means within twenty-four (24) hours of a working day.

1.18	The term “JOINT STEERING COMMITTEE” shall have the meaning set forth in Section 7.

1.19	The term “KNOW-HOW” shall mean information in any form that MERCK has determined to be necessary to perform SERVICES as may be disclosed to WXPT from time to time (including the information contained in the COMPOUND SCHEDULES or

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WORK ORDERS issued under this AGREEMENT), as the same may be modified from time to time by MERCK in its sole discretion and notified to WXPT in advance.

1.20	The term “MANUFACTURE” means all operations by WXPT in the receipt of MATERIALS and the production, packaging, labeling, warehousing, and quality control testing (including, in-process, release and stability testing), release, shipping of the COMPOUND(s), and related controls.

1.21	The term “MATERIAL” means all quantities of compound or raw materials that are supplied by MERCK, purchased by WXPT from a third party or otherwise supplied by WXPT and used by WXPT to MANUFACTURE the COMPOUND and/or perform SERVICES.

1.22	The term “ORDER” shall mean a purchase order, assignment order, or a task order issued by MERCK (or an AFFILIATE of MERCK) or any purchase contract entered into between WXPT and MERCK (or an AFFILIATE of MERCK) issued for SERVICES.

1.23	The term “PRODUCT REPORT” shall have the meaning set forth in Section 10;

1.24	The term “SERVICES” shall mean the work to be performed by WXPT's FTE EMPLOYEES for the purpose of *.

1.25	The term “SERVICE RECORDS” shall have the meaning set forth in Section 12.5;

1.26	The term “SPECIFICATIONS” shall have the meaning set forth in any WORK ORDER or COMPOUND SCHEDULE;

1.27	The term STUDY REPORT shall have the meaning set forth in Section 1.24.

1.28	The term “TERM” shall be as defined in Section 17.

1.29	The term * shall be defined as * in the relevant field of * working experience at WXPT at the initiation of the Agreement and serving *. The years of working experience of * shall be * at WXPT fro years * the Agreement, respectively.

1.30	The term “WORK ORDER” shall be as defined in Section 3.1

2.0	SCOPE OF FTE AGREEMENT

2.1	MERCK hereby appoints WXPT to render the SERVICES at the FACILITY, subject to the terms and conditions set forth herein. WXPT accepts such appointment to perform

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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the SERVICES and do such other acts as are herein authorized. WXPT may be furnished with MERCK KNOW-HOW or MATERIALS which KNOW-HOW or MATERIALS shall be used exclusively to render SERVICES. All KNOW-HOW and MATERIALS provided by MERCK shall be the sole and exclusive property of MERCK. In addition to rendering the SERVICES, WXPT shall in compliance with the provisions of this AGREEMENT, provide the FTE HOURS to MERCK using the FTE EMPLOYEES specified in the applicable ORDER. WXPT commits to provide the ANNUAL FTE HOURS, the agreed upon FTE EMPLOYEES and plant resources to enable rapid implementation of SERVICES. The FTE HOURS may, in MERCK's sole determination, and unless otherwise indicated by MERCK on the applicable COMPOUND SCHEDULE or WORK ORDER shall be presumed, be utilized to pay for the SERVICES.

2.2	QUANTITY OF FTES:

Prior to the start of each CALENDAR QUARTER of each CALENDAR YEAR, MERCK and WXPT will discuss the number of FTE HOURS, if any, to be purchased by MERCK in the upcoming CALENDAR QUARTER. Such FTE HOURS shall be utilized towards payment for the SERVICES. At the beginning of each CALENDAR QUARTER, MERCK shall issue an ORDER for * of the ANNUAL FTE HOURS for the upcoming CALENDAR QUARTER. In the event that MERCK requests additional FTE HOURS resources beyond the quarterly commitment, WXPT will make commercially reasonable efforts to accommodate MERCK's request at the agreed upon pro-rated ANNUAL FTE RATE. The additional FTE HOURS will be drawn down against the remaining ANNUAL FTE HOURS. In the event that MERCK exhausts the ANNUAL FTE HOURS prior to WXPT's completion of SERVICES on a COMPOUND SCHEDULE OR WORK ORDER, WXPT shall complete such SERVICES and will charge MERCK the pro-rated ANNUAL FTE RATE for such additional FTE HOURS for the purpose of completion of SERVICES.

2.3	FTE CANDIDATES:

MERCK reserves the right to review the curriculum vitae and approve the FTE EMPLOYEES who will provide SERVICES. If any proposed FTE EMPLOYEE does not meet MERCK's satisfaction then WXPT shall provide a replacement FTE EMPLOYEE(S) until MERCK is satisfied with all the FTE EMPLOYEES that will be performing SERVICES.

2.4	FTE REQUIREMENTS:

All FTE EMPLOYEES who may perform SERVICES must have skills in at least one of the following disciplines: *. For any given SERVICE, WXPT shall use FTE EMPLOYEES sufficiently qualified to perform that SERVICE.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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2.5	FTE EMPLOYEE EXPECTATIONS:

WXPT shall ensure: (i) by CONFIDENTIALITY AGREEMENTS substantially similar to the CONFIDENTIALITY AGREEMENT between MERCK and WXPT, that all FTE EMPLOYEES and all other WXPT personnel, employees, and agents involved in the SERVICES shall comply with the confidentiality provisions of the CONFIDENTIALITY AGREEMENT; and (ii) that each FTE EMPLOYEE that participates in the performance of the SERVICES is qualified by appropriate experience and qualifications to perform the SERVICES work assigned to such FTE EMPLOYEE in a reasonable capable manner. If MERCK believes that any FTE EMPLOYEE working on the SERVICES is not meeting the foregoing requirements, then, MERCK shall be entitled to request the replacement of such FTE EMPLOYEE with another FTE EMPLOYEE with appropriate experience and qualifications.

2.6	PROJECT MANAGEMENT:

The project team responsible for this AGREEMENT shall be led by * in the area that is appropriate for the SERVICES provided hereunder. WXPT will maintain a ratio of * level technical personnel to * level technical personnel for all projects under this AGREEMENT. At a minimum, project teams are required to be lead by *.

2.7	WXPT will ensure that all licenses and permits necessary to perform the SERVICES in PRC, including licenses necessary from third parties relating to transgenic ANIMALS, are obtained prior to the performance of the SERVICES.

3.0	SERVICES PURSUANT TO WORK ORDERS

3.1	SERVICES to be performed by WXPT not executed under a COMPOUND SCHEDULE shall be approved by the Joint Steering Committee (as hereinafter defined) and issued pursuant to a work order (each a “WORK ORDER”). Such SERVICES may include, but are not limited to, the following:

3.1.1	Perform *

3.1.2	Provide technical consultation, technical assistance, and product development assistance for any SERVICES entered into.

3.1.3	Develop or utilize *

3.1.4	Prepare *

3.1.5	Provide SERVICES and/or COMPOUNDS as expeditiously as possible. *

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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3.1.6	Provide *. However, MERCK retains the right to alter these requirements as specific SERVICES warrant, in consultation with WXPT.

3.1.7	Provide *

3.1.8	Perform experiments using standard and accepted good laboratory practices, techniques and record keeping procedures, as appropriate.

3.1.9	Interact with MERCK’s scientists as is deemed appropriate in the conduct of the SERVICE; and

3.1.10	Interact with and communicate with MERCK, to its satisfaction, and upon all requests, regarding the SERVICEs.

3.2	A WORK ORDER will be issued to WXPT in a format approved by the JOINT STEERING COMMITTEE.

4.0	SUPPLY AND TRANSFER OF MATERIAL

4.1	WXPT will use the MATERIAL solely for the purposes identified in the COMPOUND SCHEDULE OR WORK ORDER and such MATERIAL will not be used for any other purpose or supplied to any other investigator or third party without the approval of Merck. At all times the MATERIAL shall remain the sole and exclusive property of MERCK, unless directed in writing by MERCK the MATERIAL will not be used by the WXPT to support the development of any commercial product containing MATERIAL or any derivatives of MATERIAL. WXPT will not chemically or biologically modify MATERIAL save as in accordance with COMPOUND SCHEDULE or WORK ORDER or with the consent of MERCK. WXPT will hold MATERIAL confidential in accordance with the CONFIDENTIALITY AGREEMENT between WXPT and MERCK and will properly dispose of or return to MERCK, at MERCK's election, all unused supplies of MATERIAL upon completion of the requested process set forth in the applicable COMPOUND SCHEDULE or WORK ORDER or termination of the AGREEMENT, COMPOUND SCHEDULE, or WORK ORDER. MATERIAL provided hereunder constitutes MERCK “Information” under, and are subject to all of the terms and conditions of, the CONFIDENTIALITY AGREEMENT between WXPT and MERCK. In order to protect MERCK's rights under the CONFIDENTIALITY AGREEMENT, MATERIAL will not be used in research that is subject to consulting or licensing obligations to another institution, corporation or business entity unless prior written permission is obtained from MERCK,

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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4.2	WXPT UNDERSTANDS AND AGREES THAT THE MATERIALS, WHETHER SUPPLI ED BY MERCK OR WXPT ARE PROVIDED AS IS”, ARE EXPERIMENTAL IN NATURE AND ARE PROVIDED WITHOUT WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED.

4.3	WXPT shall return excess MATERIAL supplied by MERCK to MERCK or WXPT shall dispose of such excess quantities of MATERIAL in accordance with instructions from MERCK upon MERCK's request at MERCK's expense.

5.0	EXCESS QUANTITIES OF COMPOUND; COMPOUND NOT MEETING REQUIREMENTS; DISPOSITION OF COMPOUND IN THE EVENT OF TERMINATION

5.1	WXPT shall advise MERCK of all quantities of the COMPOUND generated hereunder that are not DELIVERED to MERCK. If MERCK, in its sole discretion, decides not to accept such COMPOUND, WXPT agrees to dispose of such remaining quantities of the COMPOUND in accordance with instructions from MERCK at WXPT's expense.

5.2	WXPT agrees to dispose of any COMPOUND that does not meet the requirements set forth in the COMPOUND SCHEDULE or WORK ORDER in accordance with instructions from MERCK at WXPT's expense save for those due to defective MATERIAL provided by MERCK.

5.3	In no event shall WXPT have any rights in or to any of the COMPOUND and WXPT shall not retain any of the COMPOUND for its own purposes, or to use on behalf of any third party.

6.0	FEE, INVOICES, AND PAYMENTS

6.1	Unless otherwise agreed to in a COMPOUND SCHEDULE or WORK ORDER, the FTE HOURS used to perform the SERVICES shall be drawn down from the ANNUAL FTE HOURS upon use of such FTE HOURS by WXPT in performing such SERVICES.

6.2	ANNUAL FTE RATE

The agreed ANNUAL FTE RATE is set forth in Attachment III.

6.3	Upon request by MERCK, WXPT shall provide project specific MATERIALS for Kilo Lab COMPOUNDS prepared under a COMPOUND SCHEDULE. WXPT shall invoice MERCK for the project specific MATERIALS for kilo-lab COMPOUNDS prepared under a COMPOUND SCHEDULE, upon receipt of MERCK's ORDERS for such MATERIALS.

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6.4	The fees for additional FTE HOURS used by MERCK in excess of the hours agreed for each CALENDAR QUARTER shall be invoiced at the end of each CALENDAR QUARTER.

6.5	To the extent that SERVICES supplied hereunder are subject to any sales, use, value added or any other taxes, payment of said taxes, if any, is WXPT's responsibility and said taxes are included in the ANNUAL FTE RATE. WXPT shall be liable for any and all taxes on any and all income it receives from MERCK under any AGREEMENT.

6.6	There may be additional cost and expenses incurred when performing the SERVICES that are not satisfied using the FTE HOURS or additional SERVICES which MERCK has elected (as indicated on the applicable COMPOUND SCHEDULE or WORK ORDER) not to pay by utilizing FTE HOURS. Those additional cost, expenses or SERVICES (“ADDITIONAL SERVICES”) will be invoiced under a separate purchase order (each an “ADDITIONAL SERVICE ORDER”) and will be subject to the payment provisions of Section 6.7.

6.7	For ADDITIONAL SERVICE ORDERS, MERCK shall make payment net * of receipt of a complete invoice. A complete invoice is one that contains the following format requirements (and any other information specifically requested by MERCK): Name of WXPT and “Remit to” Address, MERCK's Purchase Order Number, Invoice Number, Invoice Date, Description of Goods and SERVICES, and the total Invoice Amount with miscellaneous charges listed separately and Payment Terms.

6.8	MERCK may in good faith dispute any invoiced amount by providing written notice to WXPT. MERCK is not obligated to pay any invoiced amount that is the subject of a good faith dispute until such dispute is resolved, provided that MERCK shall pay any undisputed invoiced amount. Once an invoice dispute is resolved, the invoice shall be paid within *. The parties shall use their best efforts to resolve any such disputes within * of notification by MERCK of such dispute.

6.9	MERCK's payment of an invoice shall not preclude MERCK from exercising its audit rights under Section 23.1, shall not be deemed a release of any potential claims against WXPT and shall not limit MERCK from pursuing any other remedy available to MERCK under this AGREEMENT and applicable laws.

7.0	PROJECT MANAGEMENT

7.1	Joint Steering Committee: Upon execution of this AGREEMENT, MERCK and WXPT shall establish a Joint Steering Committee to manage the SERVICES and use the FTE

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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HOURS. The Joint Steering Committee will be comprised of two representatives from each party. The Joint Steering Committee shall meet quarterly in person at a mutually agreed location or via a teleconference.

7.2	Project Manager: Each party will assign a Project Manager who will be the primary point of contact between the two parties. Each party will notify the other within thirty (30) days of the date of this AGREEMENT of the identity of the Project Manager. Each party may change its Project Manager as it deems necessary, provided that it notifies the other party as soon as practicable following such change. WXPT's Project Manager must be reasonably acceptable to MERCK; WXPT agrees that it will promptly replace any such individual to whom MERCK reasonably objects. The MERCK Project Manager shall be responsible for directing all scientific activities concerning the SERVICES. Additionally, a teleconference/videoconference will occur on a monthly basis to discuss and review FTE HOURS used; provided, however, that the parties may agree to cancel or postpone a monthly meeting.

7.3	Project Plan: Within * days of receipt of a request for SERVICES (either by COMPOUND SCHEDULE or WORK ORDER) and if requested by MERCK, WXPT shall provide a detailed project plan (the “Project Plan”) for the project detailing the following: Anticipated FTE HOURS to be drawn down for this project, start time of the project, project budget plan, and a work plan (ex-raw MATERIALS). The Project Plan shall be deemed to form part of the COMPOUND SCHEDULE or WORK ORDER. Alternatively, MERCK may specify FTE assignments and Project Plan to WXPT together with the request for SERVICES.

7.4	FTE HOURS Reporting: On the first * days of each month, WXPT shall submit to MERCK a report detailing the FTE HOURS consumed in the previous month and the projects associated with the consumed FTE HOURS.

8.0	TECHNICAL/SAFETY INFORMATION

8.1	MERCK shall supply WXPT with any material safety data sheets relating to MATERIALS provided by MERCK, when such information is available. In addition, MERCK shall provide to WXPT any available information known to MERCK relating to handling, safety and environmental precautions with respect to the MATERIALS supplied by MERCK to WXPT. It is the sole responsibility of the WXPT to communicate such information to its employees, agents, and representatives engaged in performing the SERVICES and furthermore WXPT shall ensure that all safety and other procedures outlined in the KNOW-HOW are followed by its employees, agents and representatives.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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9.0	MERCK SUPERVISION

9.1	WXPT agrees that, at MERCK's option and upon prior appointment, MERCK representatives may be present while WXPT is performing the SERVICES. Any MERCK employees who are present at the FACILITY shall comply with WXPT's site regulations and rules.

9.1.1 WXPT at all times shall be responsible for the supervision and safety of the FTE EMPLOYEES and other WXPT personnel. A MERCK representative, if present, does not have responsibility for the supervision of WXPT's personnel. However, if at any time the MERCK representative reasonably believes that WXPT is operating in a manner that is not compliant with the AGREEMENT or which could adversely affect the performance of SERVICES, he/she may recommend that WXPT cease operations until such condition is remedied. Any SERVICES which are rejected by MERCK as a direct result of WXPT's non-compliant procedure outlined above will be credited by the WXPT to MERCK through reinstatement of the FTE HOURS consumed. At that time, WXPT shall determine whether to continue or cease operations.

Nothing herein shall amend or alter the status of WXPT as an independent contractor.

9.2	If WXPT's FTE EMPLOYEES' exhibits negligence and/or willful misconduct in the performance of the SERVICES, any FTE HOURS charged to MERCK in rendering such SERVCIES will be credited back to MERCK for reuse through reinstatement of the FTE HOURS consumed and, if applicable, repayment for any MATERIALS supplied by MERCK and consumed by WXPT insofar as such negligence and/or willful misconduct has caused the SERVICES to be rejected by MERCK.

10.0	REPRESENTATIONS, WARRANTIES AND COVENANTS

10.1	WXPT represents, warrants and covenants that, at all times during the TERM, it (i) is a corporation duly organized and validly existing and in good standing under the laws of its jurisdiction of organization, (ii) is qualified or licensed to do business and in good standing in every jurisdiction where such qualification or licensing is required and (iii) has the corporate power and authority to negotiate, execute, deliver and perform its obligations under this AGREEMENT.

10.2	WXPT represents, warrants and covenants that all COMPOUND(S) and SERVICES shall, at the time of DELIVERY, (i) meet the SPECIFICATIONS, (ii) have been MANUFACTURED or performed in accordance with all applicable laws and regulations and AGENCY requirements in effect, (iii) be in accordance with cGMPs or GLPs (if

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cGMPS or GLPs are required as specified in the COMPOUND SCHEDULE or WORK ORDER), and (iv) be in accordance with the Animal Welfare Act, the Association for Assessment and Accreditation of Laboratory Animal Care International and the requirements and standards of the ILAR Guide (if ANIMALS are required as specified in the WORK ORDER). Without limiting the warranty in Section 10.2(ii), WXPT guarantees that no COMPOUND(S) shall, at the time of DELIVERY, be (a) adulterated or misbranded within the meaning of the U.S. Federal Food, Drug and Cosmetic Act (the “Act”), or any similar law of any other jurisdiction, or (b) an article which may not, under the provisions of the Act, or any similar law of any other jurisdiction, be introduced into stream of commerce.

10.3	WXPT represents and warrants and covenants that it is financially solvent, able to pay its debts as they mature, and possessed of sufficient working capital to complete the SERVICES, and that WXPT or any of its AFFILIATE or related entities holds any and all licenses and permits as required by PRC law, to enable the SERVICES to be performed. The foregoing representations, warranties and covenants are, and shall be deemed to be, continuing.

10.4	WXPT agrees to perform the SERVICES with care, skill and diligence, and in accordance with applicable standards currently recognized by WXPT's profession or industry. WXPT shall be responsible for the quality, technical accuracy and completeness of all reports, information, specifications and SERVICES in accordance with applicable standards currently recognized by WXPT's profession or industry. WXPT understands and agrees that the COMPOUND and the process for preparation of COMPOUND is and is acknowledged to be experimental in nature. WXPT agrees to be responsible for the safety, professional quality, training, and supervision of all WXPT's personnel who provide SERVICES.

10.5	WXPT shall employ an adequate number of qualified personnel; and shall use reasonable skill, prudence, and good judgment to competently supervise the performance of the SERVICES consistent with the interests of MERCK in accordance with applicable standards currently recognized by WXPT's profession or industry. WXPT shall be solely responsible to MERCK for and have control over all means, methods, techniques, sequences and safety procedures and for coordinating all portions of the SERVICES.

10.6	WXPT represents and warrants and covenants to the best knowledge and belief that: (1) there are no third party rights existing as at the date of this AGREEMENT which would operate to diminish, encumber or impair the enjoyment or exercise of the rights granted to MERCK under this AGREEMENT if any; and (2) WXPT has right, title and/or interest necessary to provide the SERVICES.

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10.7	WXPT's represents and warrants and covenants to the best knowledge and belief that execution and performance of this AGREEMENT including the SERVICES will not violate or infringe upon the rights of any third party, including but not limited to confidential relationships, publicity rights, privacy rights, patents, trademarks, service marks, trade secrets or copyrights.

10.8	Following the issuance to WXPT of a COMPOUND SCHEDULE or WORK ORDER for COMPOUND, WXPT shall deliver a sample of the COMPOUND for MERCK's approval. Provided that MERCK approves the sample, WXPT shall deliver the quantity of COMPOUND set forth in the COMPOUND SCHEDULE OR WORK ORDER, accompanied by a document, in English, describing the step-wise procedure to prepare the COMPOUND (the “PRODUCT REPORT”) and analyses to prove chemical identity as stated in the COMPOUND SCHEDULE OR WORK ORDER.

10.9	In addition, the COMPOUND DELIVERED to MERCK shall be accompanied by a certificate of analysis documenting that the COMPOUND meets the requirements set forth in the COMPOUND SCHEDULE or WORK ORDER. The certificate of analysis shall include the date of synthesis and recommended storage and shipping conditions, if appropriate.

10.10	Should any COMPOUND batch fail to meet the warranty set forth in Section 10.2, WXPT shall notify MERCK and such batch shall not be delivered to MERCK without MERCK's written consent. In the event that MERCK is able to take delivery of the COMPOUND, WXPT will ship the COMPOUND pursuant to instructions from MERCK. In the event that MERCK is unable to take delivery, WXPT shall credit MERCK through reinstatement of the FTE HOURS consumed.

10.11	MERCK shall have no obligation to accept or pay for and WXPT shall not deliver, without MERCK's written consent, any COMPOUND for which MERCK has not issued a COMPOUND SCHEDULE OR WORK ORDER, unless agreed otherwise between Merck and WXPT.

10.12	Any COMPOUND(S) which fails to meet the warranties under Section 10.2 and which is in MERCK's possession shall be destroyed, at WXPT's expense and WXPT shall credit to MERCK through reinstatement of the FTE HOURS consumed and, if applicable, issue repayment for any MATERIALS supplied by MERCK and consumed by WXPT.

10.13	Any COMPOUNDS which are rejected by MERCK for failing to meet the SPECIFICATIONS detailed in the COMPOUND SCHEDULE or WORK ORDER will be credited by the WXPT to MERCK through reinstatement of the FTE HOURS consumed and, if applicable, repayment for any MATERIALS supplied by MERCK and consumed by WXPT.

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11.0	USE OF ANIMALS

In the event that ANIMALS are used to perform any of the SERVICES herein, SUPPLIER represents that:

(a)	SUPPLIER's care of ANIMALS shall meet or exceed all current and future applicable legal requirements and animal care standards, including, but not limited to federal, state and local laws and regulations, and the Animal Welfare Act. An approved Institutional Animal Care and Use Committee (IACUC) Animal Procedure statement from SUPPLIER must be in place prior to initiation of any SERVICES.

(b)	SUPPLIER at all times shall observe and comply with all applicable Federal and state and local laws, ordinances and regulations in any manner affecting the ANIMALS, including the Association for Assessment and Accreditation of Laboratory Animal Care International and the requirements and standards of the ILAR Guide, and all such ORDERS or decrees as exist at present and those which may be enacted later by bodies or tribunals having jurisdiction or authority over the performance of this AGREEMENT and SUPPLIER shall protect, indemnify and save MERCK, its AFFILIATES and their respective officers, directors, employees, and agents (“INDEMNIFIED PARTIES”) harmless against any and all claims, losses, demands, causes of action, and any and all related costs and expenses of every kind, including reasonable attorneys' fees, costs, and expenses, suffered by the INDEMNIFIED PARTIES against any claim or liability arising from or based on (i) the violation or alleged violation of any such law, ordinance, regulation, ORDER or decree, whether by itself or its employees, agents, representatives, subcontractors, and consultants (ii) breach by SUPPLIER, its employees or agents of any provision of this AGREEMENT, or (iii) the negligence or willful misconduct of SUPPLIER, its employees or agents.

12.0	QUALITY

12.1	All records relating to the COMPOUND or SERVICES performed under this AGREEMENT shall be retained by WXPT for a period of not less than * years from the date of DELIVERY to which such records pertain. WXPT shall provide MERCK with complete and accurate copies of the appropriate documents for each service performed, upon MERCK's request. WXPT shall notify MERCK of any intention to destroy such records after such ten-year period has passed and shall afford MERCK the opportunity to obtain such records at MERCK's own expense.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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12.2	WXPT shall notify MERCK IMMEDIATELY of any difficulty in performing the SERVICES in accordance with all of the terms and conditions of this AGREEMENT.MERCK may, at its option, investigate the cause of any failure occurring during performance of the SERVICES, or require WXPT to do so and provide MERCK with a written report summarizing the results of WXPT's investigation. WXPT shall complete any quality investigation within * days, unless granted approval by MERCK for a longer period, such approval not to be unreasonably withheld.

12.3	WXPT shall perform the SERVICES at the FACILITY. Performance of the SERVICES may not be relocated by WXPT without MERCK's prior written consent.

12.4	WXPT shall IMMEDIATELY notify MERCK of any information WXPT receives regarding any threatened or pending action by any AGENCY, including without limitation any AGENCY non-approval or regulatory action related to the SERVICES and this AGREEMENT. Upon receipt of any such information, WXPT shall consult with MERCK in an effort to arrive at a mutually acceptable procedure for taking appropriate action; provided, however, that nothing contained herein shall be construed as restricting the right of either party to make a timely report of such matter to any AGENCY or take other action that it deems to be appropriate or which is required by applicable law or regulation.

12.5	During the TERM of this AGREEMENT, WXPT shall retain all written MATERIALS and all other data obtained or generated by WXPT in the course of providing SERVICES under this AGREEMENT (“SERVICE RECORDS”) in a secure area reasonably protected from fire, theft, and destruction.

12.6	The WXPT may not amend or change the SPECIFICATIONS, FACILITY, synthesis chemistry, synthesis equipment, MATERIALS, raw material specifications or anything else set forth in the applicable COMPOUND SCHEDULE OR WORK ORDER without MERCK's written consent.

12.7	In the event that WXPT requests an amendment or changes to a process supplied by MERCK, WXPT shall provide MERCK with all information required to evaluate the proposed amendment/changes.

12.8	MERCK will specify and bear all costs and expenses relating to all required labeling on COMPOUND(s) and all components and containers.

12.9	WXPT will comply with MERCK SPECIFICATIONS, applicable regulations and laws with respect to labeling of each COMPOUND.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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12.10	WXPT hereby declares that as of the date of execution of this AGREEMENT it is not producing, packaging, labeling, warehousing, quality control testing (including in-process, release and stability testing), releasing or shipping any chemical entity classified as penicillins, steroids, hormones, alkaloids, cephalosporins, pesticides, controlled substances, live agents, cytotoxic drug substances, Beta-lactam antibiotics, or other toxic, non-drug substances in the Facility used to MANUFACTURE any products under cGMP requirements. In the event that WXPT intends, during the Term of this AGREEMENT, to produce, package, label, warehouse, quality control test (including in-process, release and stability testing), release or ship any chemical entity belonging to the classes of products listed above in its cGMP designated area of the Facility, WXPT shall promptly notify MERCK in writing of its intention to do so in order to allow MERCK to consider any potential questions of cross-contamination. In the event MERCK identifies a potential problem of cross-contamination, the parties will meet to resolve the problem. Notwithstanding the foregoing, WXPT shall not manufacture, formulate or package products in the Facility that MERCK considers to present cross-contamination problems for the COMPOUND.

12.11	WXPT shall not perform any toxicity testing on the COMPOUND, the MATERIAL or any other MERCK-designated key raw material used to prepare the COMPOUND, unless and until WXPT provides (i) written notice to MERCK and (ii) an opportunity for the parties to consult on the necessity and/or desirability of such toxicity testing.

12.12	If the relevant COMPOUND SCHEDULE OR WORK ORDER specifically identified that cGMPs are applicable, WXPT shall also conduct the SERVICES in accordance with applicable drug listing regulatory requirements and the current Good Manufacturing Practices as specified in the United States Code of Federal Regulations 21 CFR Part 210 & 211; and/or the guidance document developed by the International Conference on Harmonization's known as “Q7A Good Manufacturing Practice Guidance for Active Pharmaceutical Ingredients” (also known as Part II to EudraLex Volume 4, “European Commission Guide to Good Manufacturing Practice for Medicinal Products”)(“cGMP's”).

12.13	WXPT shall permit one or more qualified technical specialists from MERCK, upon reasonable prior notice and during normal business hours, to conduct audits (including, but not limited to, quality, safety and environmental) of the Facility in which the COMPOUND will be synthesized and any other facility in which the Material will be warehoused, handled or quality control tested or where the COMPOUND will be packaged, labeled, warehoused, quality control tested (including in-process, release and stability testing), or released or where the SERVICES will be performed. WXPT shall promptly notify MERCK of any regulatory inspection relating to the COMPOUND or Material. MERCK shall have the right to review all relevant documentation, including without limitation the results of all audits of the Facility by regulatory agencies. WXPT

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agrees to promptly take any reasonable steps that are requested by MERCK as a result of a MERCK audit or a regulatory audit to cure any deficiencies. MERCK shall have no obligation to accept or pay for any COMPOUND synthesized, packaged, labeled, warehoused, quality control tested or released in a facility that has not been audited and approved by MERCK.

13.0	INDEMNIFICATION

13.1	Subject to the terms and conditions of this AGREEMENT, WXPT shall protect, defend, indemnify and save harmless MERCK, its AFFILIATES and their respective officers, directors, employees, and agents against any and all claims, losses, demands, causes of action, and any and all related costs and expenses of every kind including, but not limited to reasonable attorneys' fees, costs, and expenses suffered by the parties hereto and/or their employees and to the person or property of any other person or entity (collectively “DAMAGES”) occurring, growing out of, incident to, or resulting from (i) the failure of COMPOUND(S) provided by WXPT hereunder to meet the warranties set forth in Section 10.2; (ii) a breach by WXPT of any of its representations, warranties, covenants, AGREEMENTS or obligations under this AGREEMENT; and (iii) the negligence, recklessness or willful misconduct of WXPT in performing SERVICES or in the performance of its other obligations under this AGREEMENT.

13.2	In addition, WXPT understand and agrees that the COMPOUND and the process for preparation of the COMPOUND (if any) is supplied by MERCK “AS IS” and is experimental in nature. WXPT agrees to protect, indemnify and hold MERCK, its AFFILIATE, and their respective officers, directors, employees, agents, successors and permitted assigns harmless from DAMAGES which directly or indirectly arise out of or related to the synthesis, use and/or handling of the COMPOUND by WXPT, its AFFILIATE and their respective officers, directors, employees, agents, successors and permitted assigns.

13.3	MERCK assumes no responsibility and shall have no liability for the nature, conduct, or results of the SERVICES, testing or other work performed under this AGREEMENT. Notwithstanding anything to the contrary, WXPT assumes no responsibility and shall have no liability for any use of the COMPOUND(s) by MERCK or its AFFILIATES; provided that, such COMPOUND meets the warranties set forth in Section 10.2.

13.4	MERCK agrees to give WXPT (i) prompt written notice of any claims made for which MERCK knows or reasonably should know WXPT reasonably may be liable under the foregoing indemnification and (ii) the opportunity to defend, negotiate, and settle such claims. MERCK shall provide WXPT with all information in its possession, all authority and all assistance necessary to enable WXPT to carry on the defense of such suit; provided, however, that MERCK reserves the right to retain its own counsel to defend itself in such suit.

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13.5	MERCK or its AFFILIATE, if applicable, shall not be responsible to or bound by any settlement made without its prior consent.

13.6	IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER HEREUNDER FOR INCIDENTAL, INDIRECT, CONSEQUENTIAL, SPECIAL PUNITIVE DAMAGES, OR FOR ANY LOST PROFITS OR LOST BUSINESS OPPORTUNITY OF THE OTHER PARTY.

13.7	Nothing contained herein shall be construed as a representation or warranty by WXPT (whether implied or otherwise) that COMPOUND prepared by WXPT is of merchantable quality or fit for any purpose.

14.0	DELIVERY

14.1	WXPT shall affect DELIVERY in accordance with MERCK's instructions only pursuant to a COMPOUND SCHEDULE or WORK ORDER. Each container containing COMPOUND shall be marked as to the identity of the COMPOUND, the quantity of COMPOUND, the related COMPOUND SCHEDULE number (if applicable), and any other information required in the COMPOUND SCHEDULE OR WORK ORDER. COMPOUND manufactured under a COMPOUND schedule and the related documentation shall be shipped either * (as identified by MERCK) to a port designated by MERCK or MERCK's broker (duty unpaid) (Incoterms 2000). COMPOUND manufactured for medicinal chemistry purposes shall be DELIVERED to MERCK'S designated facility by Federal Express or DHL, as appropriate, to meet the requested delivery date.

14.2	MERCK shall have no obligation to accept or pay for any COMPOUND that does not meet the requirements set forth in the COMPOUND SCHEDULE or WORK ORDER or for which any of the above documentation is not provided.

14.3	If specifically requested by the Joint Steering Committee, the delivery of the Product Report may take place via secure electronic communication.

14.4	For all medicinal chemistry-related SERVICES provided under this AGREEMENT, WXPT will ship MERCK all the associated, completed laboratory notebooks on a twice-

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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yearly basis. For all other SERVICES, WXPT shall deliver any original documents relating to SERVICES, upon MERCK's request and in accordance with Merck's instructions.

15.0	INVENTIONS

15.1	Any and all discoveries, improvements and/or inventions by WXPT whether or not patentable, resulting from WXPT's use of INFORMATION (as defined in the CONFIDENTIALITY AGREEMENT attached hereto as ATTACHMENT I) provided by MERCK or resulting from the SERVICES performed by WXPT for MERCK under this AGREEMENT shall be INFORMATION OF MERCK and shall be the sole and exclusive property of MERCK. Within * of any discovery or invention, WXPT shall notify MERCK, in writing, of the event and shall assist MERCK in protecting MERCK's proprietary rights to said discovery or invention.

15.2	WXPT agrees to assign any and all discoveries and/or inventions by WXPT, whether or not patentable, resulting from WXPT's use of INFORMATION (as defined in the CONFIDENTIALITY AGREEMENT) provided by MERCK or resulting from the SERVICES performed by WXPT for MERCK (also known as INFORMATION OF MERCK) under this AGREEMENT to MERCK.

15.3	WXPT will, upon request by MERCK, promptly execute any and all patent applications, assignments or other instruments which MERCK deems are necessary or useful for the protection of any such Inventions, which shall be filed or prepared at MERCK's costs and expense.

15.4	WXPT represents and warrants that no governmental entity or any third party has or shall have any claim or right to any inventions or discoveries resulting from the SERVICES hereunder.

16.0	COMPLIANCE WITH LAW

16.1	WXPT shall conduct the SERVICES in accordance with all applicable laws, rules, regulations and guidelines in the PRC and the United States where applicable, including, without limitation, all current governmental regulatory requirements concerning Good Laboratory Practices.

16.2	WXPT shall comply with and give all notices required by PRC laws, ordinances, rules, regulations and lawful orders of any PRC (and the United States where applicable) public authority (including without limitation child labor laws) bearing on the performance of

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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this AGREEMENT as existing on the Effective Date and as enacted or amended during the TERM. WXPT shall notify MERCK if it becomes aware of any non-compliance in connection with this AGREEMENT and shall take all appropriate action necessary to comply with such laws, ordinances, rules, regulations and lawful orders.

16.3	WXPT shall not employ or otherwise use, in performing the SERVICES, any person debarred under all applicable laws and Section 306(a) or (b) of the Federal Food, Drug and Cosmetic Act and will immediately disclose in writing to MERCK if any person who is performing SERVICES hereunder is debarred or disqualified or if any action, suit, claim, investigation or administrative proceeding is pending or threatened, relating to the debarment or disqualification of WXPT or any person performing SERVICES hereunder.

16.4	MERCK and its AFFILIATES shall have the right to use all information in the Product Reports (as defined herein) and Study Reports for any and all purposes. MERCK and its AFFILIATES shall have an unrestricted right to use any and all technical information developed pursuant to this AGREEMENT or used by WXPT hereunder, which is not covered by any patent, provided the technical information related directly or indirectly to the SERVICES performed hereunder.

17.0	AGREEMENT TERM

17.1	This AGREEMENT shall commence on the EFFECTIVE DATE and shall continue in full force and effect, unless otherwise terminated in accordance with this AGREEMENT, through and including 1 June 2010. Such effective period, and any renewal thereof mutually agreed to in writing, shall be referred to as the TERM.

18.0	TERMINATION

18.1	Termination by Either Party:

18.1.1 If either party shall default in the performance of its obligations under this AGREEMENT, the non-defaulting party may give written notice to the other party, specifying the nature of the default and, if such default is not remedied within thirty (30) calendar days of such notice, then the non-defaulting party shall have the right, in its sole discretion either to immediately terminate this AGREEMENT or any or all ORDERS, in whole or in part, or to suspend the performance of the same until such default is remedied.

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18.1.2 Termination under this Section shall relieve and release the terminating party from any further liabilities and obligations hereunder, except any liabilities or obligations that accrued prior to the effective date of such termination.

18.2	Termination by MERCK: MERCK may terminate this AGREEMENT or any or all COMPOUND SCHEDULES or WORK ORDERS in whole or in part, effective immediately, upon written notice to WXPT if WXPT shall

18.2.1 Dissolve, transfer, sell, assign, mortgage, encumber, pledge, or otherwise dispose of (a) all or substantially all of its assets, or (b) any controlling interest in its business (whether in the form of stock or otherwise);

18.2.2 Consolidate with or merge into another corporation or other entities or permit one or more other corporations or other entities to consolidate with or merge into it;

18.2.3 Become the subject of any receivership proceeding, voluntary or involuntary, bankruptcy, insolvency, reorganization, liquidation, or an assignment for the benefit of creditors.

18.2.4 Termination under this Section shall relieve and release MERCK from any further liabilities and obligations arising under this AGREEMENT or any COMPOUND SCHEDULES or WORK ORDERS, as the case may be, except any liabilities or obligations that accrued prior to the effective date of such termination.

18.3	MERCK may terminate this AGREEMENT or any COMPOUND SCHEDULE OR WORK ORDER at any time, on * days written notice (the “Termination Date”). In such event, MERCK shall reimburse WXPT for all of fees and costs incurred and for any non-cancelable commitments made up to the Termination Date. Upon termination, or at any other time that MERCK may request, WXPT promptly shall return all documents and information, including but not limited to, any KNOW-HOW supplied by MERCK and all documents and information generated by WXPT in the course of performing the SERVICES hereunder, including but not limited to all Product Reports and Study Reports; except that WXPT may retain one copy of such documents and information in its confidential files solely for its record keeping purposes.

18.4	Consequences of Termination by MERCK.

18.4.1 In the event that this AGREEMENT is terminated by MERCK in accordance with SECTION 18.1 or, SECTION 18.2. , MERCK shall have the right (but not the obligation) to take DELIVERY of all COMPOUND(S) already MANUFACTURED by WXPT and

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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final Project Reports for SERVICES completed which meet the warranties set forth in this AGREEMENT and paid for by MERCK in accordance with the terms of this AGREEMENT.

18.4.2 In the event that this AGREEMENT is terminated by MERCK in accordance with SECTION 18.3, WXPT shall have the right to (i) DELIVER to MERCK (and MERCK shall have the obligation to take DELIVERY of) all COMPOUND(S) already MANUFACTURED by WXPT and MERCK shall pay the fee with respect to the COMPOUND(S) which meet the warranties set forth in this AGREEMENT.

18.4.3 WXPT will continue to provide FTE HOURS as needed (and as paid for by MERCK) to wind down or complete any project and provided further that each pending project shall be duly finalized by MERCK.

18.5	No Further Liabilities. Termination under this ARTICLE 18.0 shall relieve and release all parties from any liabilities and obligations under this AGREEMENT, other than those specifically set forth in this ARTICLE 18.0, those that survive termination in accordance with ARTICLE 33.0 and any and all obligations to indemnify the other party in accordance with ARTICLE 13.0.

19.0	INSURANCE

19.1	WXPT agrees to maintain, during the Term and for five (5) years thereafter, at its own expense Employer Liability insurance with a minimum limitation of * and public liability insurance, with a minimum limitation of * per occurrence and * annual aggregate and product liability insurance with a minimum limitation of * per occurrence and * annual aggregate upon execution of this AGREEMENT. WXPT shall submit to MERCK, from an insurer *, a certificate of insurance evidencing that the required insurance is in force and effect. Such certificate shall provide that not less than * days' advance notice, in writing, shall be given to MERCK of any cancellation, termination or material alteration of such insurance coverages. Such insurance shall waive all rights of subrogation against MERCK.

19.2	Neither failure of WXPT to comply with any or all of the insurance provisions of this AGREEMENT, nor the failure to secure endorsements on the policies as may be necessary to carry out the terms and provisions of this AGREEMENT shall be construed to limit or relieve WXPT from any of its obligations under this AGREEMENT.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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20.0	GOVERNING LAW

20.1	This AGREEMENT shall be governed by and construed and enforced in accordance with the laws of New Jersey without reference to principles of conflicts of laws.

21.0	ARBITRATION

21.1	The parties shall attempt to amicably resolve any dispute arising out of or relating to this AGREEMENT. In the event that said negotiations are not successful, the dispute shall be resolved through arbitration before three (3) arbitrators. Such arbitration shall take place in Whitehouse Station, New Jersey and shall proceed in accordance with the Commercial Arbitration Rules of the International Chamber of Commerce (“ICC”) and the laws of the State of New Jersey without regard to the provisions thereof concerning conflict of laws. Within seven (7) calendar days of either party making a demand for arbitration, MERCK and WXPT shall each select one (1) arbitrator. A third arbitrator shall be selected by the arbitrators selected by the par-ties within thirty (30) days of the demand for arbitration. In the event that either party shall fail to appoint its arbitrator, or the two (2) arbitrators selected by the parties fail to appoint the third arbitrator, in either case within the prescribed time period, then either party may apply to the ICC for the appointment of such arbitrator. The determination of a majority of the panel of arbitrators shall be the decision of the arbitrators and shall be binding regardless of whether one of the parties fails or refuses to participate in the arbitration. Each party shall pay for the arbitrator it selects with the cost of the third arbitrator being split equally between the parties. All other costs shall also be split equally between the parties. Either party may enter any arbitration award in any court having jurisdiction or may make application to any such court for a judicial acceptance of the award and order of enforcement, as the case may be.

22.0	NON-EXCLUSIVITY

22.1	This AGREEMENT shall not be deemed to be an exclusive contract and MERCK shall be free to engage other contractors to perform SERVICES similar or identical to SERVICES.

23.0	AUDIT RIGHTS

23.1	WXPT's records relating to the performance of this Agreement, which shall include, but not be limited to, accounting records, time sheets, written policies and procedures, test results, reports, correspondence, memoranda and any other documentation relating to the performance of this AGREEMENT, shall subject to reasonable prior notice given to WXPT be open to inspection and subject to audit and/or reproduction, during normal working hours, by MERCK or its authorized representative but only to the extent necessary to adequately evaluate claims submitted by WXPT, or as required by governmental authorities. For the purpose of such audits, inspections, examinations and

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evaluations, MERCK or its authorized representative shall have access to said records beginning on the EFFECTIVE DATE and continuing until * after the satisfaction of WXPT's obligations under this AGREEMENT. In addition, WXPT shall provide adequate and appropriate workspace for MERCK or its authorized representatives to conduct such audit. MERCK or its authorized representative shall give WXPT reasonable advanced notice of an intent to audit.

24.0	ETHICS/CONFLICT OF INTEREST

24.1	WXPT hereby agrees that in its performance under this AGREEMENT, it shall adhere to business practices that are in accordance with the letter and spirit of applicable laws and ethical principles as follows:

24.2	WXPT agrees that all transactions in connection with this AGREEMENT will be accurately reflected in its books and records, and that no funds or other assets shall be paid directly or indirectly to government officials or persons acting on their behalf for the purpose of influencing government decisions or actions with respect to MERCK's business.

24.3	WXPT further agrees to conduct its activities hereunder and its dealings with MERCK, subcontractor, and third parties so as to avoid loss or embarrassment to MERCK due to any real or apparent conflict of interest, and to require that all subcontractor comply with such policy in connection with this AGREEMENT.

24.4	MERCK shall have the right to terminate this AGREEMENT upon violation of said business practices on the part of the WXPT, its employees, agents, representatives, subcontractor, consultants, or temporary WXPT.

25.0	FIDUCIARY RESPONSIBILITY

25.1	WXPT recognizes and accepts a fiduciary relationship of trust and confidence established between WXPT and MERCK by this AGREEMENT and agrees that WXPT shall at all times in good faith use its best efforts to advance MERCK'S interests and agrees to perform the SERVICES in the best professional manner in conformity with the standards and practice of other professionals providing similar work. WXPT shall employ an adequate number of qualified, careful, efficient and skilled personnel; and shall use skill, prudence, judgment, and competent supervision in order that the execution of the SERVICES may be economical, expeditious and consistent with the interests of MERCK. WXPT shall supervise and direct the SERVICES using its best skill and attention. WXPT shall be solely responsible to MERCK for and have control over all means, methods, techniques, sequences and safety procedures and for coordinating all portions of performing the SERVICES.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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26.0	INDEPENDENT CONTRACTOR

26.1	In the performance of WXPT's obligations under this AGREEMENT it is understood that WXPT shall at all times act and shall be deemed to be an independent contractor. Nothing in this AGREEMENT shall be construed to render WXPT or any of its employees, agents, or officers, an employee, joint venturer, agent, or partner of MERCK. Neither party is authorized to assume or create any obligations or responsibilities, express or implied, on behalf of or in the name of the other party. It is understood that the employees, methods, facilities, and EQUIPMENT of WXPT shall at all times be under WXPT's exclusive direction and control.

26.2	At any time during or beyond the term of this AGREEMENT, WXPT's employees including FTE EMPLOYEES are not considered to be MERCK employees or agents.

27.0	NOTICES

The term “notice” as used throughout this AGREEMENT shall mean written notice, except where specifically provided herein to the contrary. Notice shall be delivered by (i) certified mail, return receipt requested (or the equivalent), (ii) hand delivery with receipt acknowledged, (iii) overnight courier service that provides a delivery receipt to the following addresses or to such other address or person as a party may specify by notice given in accordance with this Section, or (iv) facsimile.

If to MERCK:

MERCK & Co., Inc.

Two MERCK Drive, WS1W-16

Whitehouse Station, NJ 08889-0200

Attention: Director of Research Procurement

With a copy to:

MERCK & Co., Inc.

One MERCK Drive

Whitehouse Station, NJ 08889-0100

Attention: Office of the Secretary

If to WXPT:

No. 1 Building,

288 Fu Te ZhongLu,

WaiGaoQiao

Services Agreement Template

Last Revision Date NEW

PROPRIETARY INFORMATION

Not for use or disclosure outside Merck & Co., Inc., except under written agreement

Free Trade Zone,

Shanghai, P.R. China .

Attention: Ge Li, Chief Executive Officer

Notice given in accordance with this SECTION shall be deemed delivered (i) when received, or (ii) upon refusal of receipt.

28.0	FORCE MAJEURE

28.1	No party shall be liable for a failure or delay in performing any of its obligations under this AGREEMENT if and to the extent that such failure or delay is due to causes beyond the reasonable control of the affected party, including (i) acts of God; (ii) fire, explosion, or unusually severe weather; (iii) war, invasion, riot or other civil unrest; (iv) governmental laws, orders, restrictions, actions, embargoes or blockages; (v) national or regional emergency; and (vi) injunctions, strikes, lockouts, labor trouble or other industrial disturbances; provided that the party affected shall promptly notify the other of the force majeure condition and shall exert reasonable efforts to eliminate, cure or overcome any such causes if possible and to resume performance of its obligations as soon as possible.

29.0	PUBLICITY/USE OF NAMES

29.1	WXPT agrees not to advertise or otherwise make known to others any information regarding this AGREEMENT. WXPT further agrees not to use or reference in any advertising, sales promotion, press release or other communication, any MERCK or representative name, endorsement, direct or indirect quote, code, drawing, logo, trademark, specification, or picture without the prior written consent of MERCK.

30.0	ASSIGNMENT

30.1	WXPT may not assign its rights or obligations under this AGREEMENT, in whole or in part, without the prior written consent of MERCK. This AGREEMENT shall inure to the benefit of and be binding upon each party and its successors and permitted assigns. Subject to the foregoing, any purported assignment not consistent with the terms of this article shall be void.

30.2	WXPT may not subcontract any portion of its SERVICES without MERCK's prior written consent.

31.0	ENTIRE AGREEMENT/AMENDMENTS

31.1	This AGREEMENT, together with any COMPOUND SCHEDULES/WORK ORDERS/Attachments hereto, the CONFIDENTIALITY AGREEMENT and any

Services Agreement Template

Last Revision Date NEW

PROPRIETARY INFORMATION

Not for use or disclosure outside Merck & Co., Inc., except under written agreement

ORDER or purchase order issue by MERCK hereunder, constitutes the entire AGREEMENT between MERCK and WXPT with respect to the SERVICES and supersedes all prior communications, understandings and AGREEMENTS between the parties with respect to the SERVICES. Any term or condition of an ORDER, COMPOUND SCHEDULE or WORK ORDER issued hereunder that is different from or contrary to the terms and conditions of this AGREEMENT shall be void. No waiver or modifications of this AGREEMENT will be binding upon either party unless made in writing and signed by a duly authorized representative of such party. This AGREEMENT may be amended in a writing executed by the parties

31.2	Notwithstanding the foregoing, the CONFIDENTIALITY AGREEMENT, between the parties, shall remain in full force and effect as a separate AGREEMENT. In the event of any inconsistency between the provisions of the CONFIDENTIALITY AGREEMENT and this AGREEMENT, the provisions of the CONFIDENTIALITY AGREEMENT shall prevail.

32.0	SUCCESSORS AND ASSIGNS

32.1	The terms and conditions of this AGREEMENT shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

33.0	SURVIVAL OF CERTAIN PROVISIONS

33.1	The terms, provisions, representations, warranties and covenants contained in this AGREEMENT that by their sense and context are intended to survive the performance thereof by either party or both parties hereunder shall so survive the completion of performance, expiration or termination of this AGREEMENT.

34.0	SEVERABILITY

If any provision of this AGREEMENT, is invalid or unenforceable or prohibited by applicable law, it shall be treated for all purposes as severed from this AGREEMENT and ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof, which shall continue to be valid and binding. The parties further agree to by way of a separate agreement to replace such invalid or unenforceable provision with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable provision.

35.0	HEADINGS; ATTACHMENTS AND EXHIBITS

35.1	The headings assigned to the articles and sections of this AGREEMENT are for convenience only and shall not limit the scope and applicability of the articles and sections. Each and every ATTACHMENT and EXHIBIT attached hereto is hereby incorporated herein and made a part hereof.

Services Agreement Template

Last Revision Date NEW

PROPRIETARY INFORMATION

Not for use or disclosure outside Merck & Co., Inc., except under written agreement

36.0	NON-WAIVER

36.1	Wither party's failure to enforce any of the terms or conditions herein or to exercise any right or privilege, or either party's waiver of any breach under this AGREEMENT, shall not be construed to be a waiver of any other terms, conditions, or privileges, whether of a similar or different type.

37.0	FURTHER ASSURANCES

37.1	Each party agrees to execute such further papers, AGREEMENTS, documents, instruments and the like as may be necessary or desirable to affect the purpose of this AGREEMENT and to carry out its provisions.

38.0	COUNTERPARTS

38.1	This AGREEMENT may be executed in two (2) or more counterparts, each of which shall for all purposes be deemed an original and all of which shall constitute one and the same instrument.

39.0	CUMULATIVE REMEDIES

39.1	Unless explicitly set forth in this AGREEMENT no remedy referred to in this AGREEMENT is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this AGREEMENT or otherwise available under law or at equity.

40.0	U.N. CONVENTION ON INTERNATIONAL SALE OF GOODS

40.1	The parties hereby expressly agree that the United Nations Convention on International Sales of Goods shall not apply.

41.0	ENGLISH LANGUAGE

41.1	This AGREEMENT, any ATTACHMENTS and EXHIBITS attached hereto, and all reports, documents and notices required hereunder, referred to herein or requested by MERCK in connection herewith shall be written in the English language. Except as otherwise required by applicable law, the binding version of all of the foregoing shall be the English version.

Services Agreement Template

Last Revision Date NEW

PROPRIETARY INFORMATION

Not for use or disclosure outside Merck & Co., Inc., except under written agreement

42.0	REVIEW BY LEGAL COUNSEL

42.1	Each of the parties agrees that it has read and had the opportunity to review this AGREEMENT with its legal counsel. Accordingly, the rule of construction that any ambiguity contained in this AGREEMENT shall be construed against the drafting party shall not apply.

IN WITNESS WHEREOF, the parties hereto have caused this AGREEMENT to be executed by their duly authorized representatives as of the EFFECTIVE DATE.

MERCK & Co., INC.		WuXi PharmaTech Co., Ltd.

By:		By:
Name:	*	Name:	GE LI
Title:	VP Global Procurement	Title:	CEO

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Services Agreement Template

Last Revision Date NEW

PROPRIETARY INFORMATION

Not for use or disclosure outside Merck & Co., Inc., except under written agreement

ATTACHMENT I

CONFIDENTIALITY AGREEMENT

Services Agreement Template

Last Revision Date NEW

PROPRIETARY INFORMATION

Not for use or disclosure outside Merck & Co., Inc., except under written agreement

1

MUTUAL CONFIDENTIALITY AGREEMENT

This Mutual Confidentiality Agreement (this “AGREEMENT”) entered into by and between MERCK & CO., INC., having a place of business at One Merck Drive, Whitehouse Station, New Jersey 08889-0100 (“MERCK”) and WuXi Pharmatech Co., Ltd., a Chinese corporation, having an address at 288 Fu Te ZhongLu, WaiGaoQiao Free Trade Zone, Shanghai, P.R. China (“WXPT”) confirms the terms under which a party or its “AFFILIATES” (as hereinafter defined) has disclosed or may hereafter disclose to the other party certain confidential and proprietary information for the sole purpose of providing services, pursuant to the Full Time Equivalents Agreement for Services dated as of October 1, 2006 by and between Merck & Co., Inc. and WuXi Pharmatech Co., Ltd. MERCK and WXPT agree that any and all information, know-how, and data, whether oral, written, or graphical, that is disclosed or provided by MERCK or its AFFILIATES to WXPT or by WXPT to MERCK or its AFFILIATES (including any analysis, products, or conclusions drawn or derived therefrom), whether labeled as confidential/proprietary, or that may be derived from or related to any visits by personnel of one party to the location of the other or that may be otherwise known to one party through its visits or contacts with the other (hereinafter individually and collectively referred to as “INFORMATION”) shall be disclosed and used by the parties subject to the following terms and conditions:

1.	MERCK and WXPT shall keep all INFORMATION of the other party in confidence and will not, without the disclosing party's prior written consent, disclose any INFORMATION of the disclosing party to any person or entity, except those officers, employees, agents, or AFFILIATES of the receiving party who directly require the INFORMATION. Each officer, employee, agent, or AFFILIATE to whom INFORMATION is to be disclosed shall be advised by the receiving party of the terms of this AGREEMENT and shall be bound by the confidentiality and non-use obligations herein, mutatis mutandis. Both parties shall take all reasonable precautions to prevent INFORMATION of the other party from being disclosed to any unauthorized person or entity. For the purposes of this AGREEMENT, the term “AFFILIATE” shall mean: (1) any corporation or business entity fifty percent (50%) or more of the voting stock or voting equity interests of which are owned directly or indirectly by such party; or (2) any corporation or business entity which directly or indirectly owns fifty percent (50%) or more of the voting stock or voting equity interests of such party; or (3) any corporation or business entity directly or indirectly controlling or under control of a corporation or business entity described in (1) or (2).

2.	MERCK and WXPT shall not use, either directly or indirectly, any INFORMATION of the other party disclosed to it hereunder, irrespective of whether such INFORMATION is disclosed prior to the effective date of this AGREEMENT, for any purpose other than for the sole purpose set forth hereinabove without the disclosing party's prior written consent.

PROPRIETARY INFORMATION

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3.	The obligations of confidentiality set forth herein shall not apply to any INFORMATION that is:

(a)	lawfully possessed at any time by the receiving party prior to receipt from the disclosing party, as evidenced by the receiving party's written records; or

(b)	published or available to the general public otherwise than through the receiving party's breach of this AGREEMENT, or its breach of any other obligation of confidentiality; or

(c)	obtained by the receiving party from a third party with a valid right to disclose such INFORMATION, provided that said third party is not under a confidentiality obligation to the disclosing party; or

(d)	independently developed by employees or agents of the receiving party who had no knowledge of the disclosing party's INFORMATION, as evidenced by the receiving party's written records.

Any combination of features or disclosures shall not be deemed to fall within the foregoing exclusions merely because individual features are published or available to the general public or in the rightful possession of the receiving party unless the combination itself and principle of operation are published or available to the general public or in the rightful possession of the receiving party.

4.	All INFORMATION, without limitation, shall remain the property of the disclosing party. Neither party shall acquire any license or any other intellectual property interest in any INFORMATION disclosed to it by the disclosing party. Further, disclosure of INFORMATION shall not result in any obligation to grant the receiving party any right in and to said INFORMATION.

5.	Any and all discoveries, improvements and/or inventions by WXPT, whether patentable, resulting from WXPT's use of MERCK INFORMATION shall be the sole and exclusive property of MERCK, and shall be deemed to be MERCK INFORMATION for purposes of this AGREEMENT. Within * days of any discovery, improvement, or invention, WXPT shall notify MERCK, in writing, of the event and shall assist MERCK in protecting MERCK's proprietary rights to said discovery, improvement and/or invention.

6.	WXPT shall not perform or have performed any toxicity testing on COMPOUND, or any MERCK-designated key raw material used to manufacture COMPOUND, unless and until WXPT provides (i) written notice to MERCK and (ii) an opportunity for the parties to consult on the necessity and/or desirability of such toxicity testing.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PROPRIETARY INFORMATION

2

7.	WXPT hereby declares that as of the date of execution of this AGREEMENT it is not manufacturing, producing, formulating, packaging, labeling, warehousing, quality control testing (including in-process, release and stability testing), releasing, or shipping any chemical entity classified as penicillins or other beta-lactam antibiotics such as cephalosporins or carbapenems, steroids, hormones, alkaloids, controlled substances, LIVE AGENTS, cytotoxic drug substances, pesticides, herbicides, fungicides, or other toxic non-drug substances in, from, or to the facility to be used to process COMPOUND (collectively, the “CROSS-CONTAMINATION ACTIVITIES”). The term “LIVE AGENT” shall mean a product containing a living organism that causes infectious disease, including, but not limited to, viruses, bacteria, rickettsia, fungi, and protozoa. In the event that WXPT intends, during the course of WXPT's activities in connection with the purpose of this AGREEMENT (as set forth hereinabove), to conduct any CROSS-CONTAMINATION ACTIVITIES, WXPT shall promptly notify MERCK in writing of its intention to do so, in order to allow MERCK to consider any potential concerns regarding cross-contamination or regulatory requirements. In the event MERCK identifies such a potential concern, the parties will negotiate in good faith a resolution thereto. Notwithstanding the foregoing, WXPT shall not conduct any CROSS-CONTAMINATION ACTIVITIES that MERCK identifies as presenting such a potential concern.

8.	Upon the written request of the disclosing party, the receiving party shall immediately either return to the disclosing party, or destroy, all INFORMATION of the disclosing party, in accordance with the instructions of the disclosing party, including all notes, summaries, and translations that have been made regarding such INFORMATION, and all copies of the foregoing. In the event destruction is requested by the disclosing party, the receiving party shall certify such destruction in writing.

9.	In the event that the party receiving any INFORMATION is required by judicial or administrative process to disclose any or all of the INFORMATION, said party shall promptly notify the disclosing party and allow the disclosing party a reasonable time and opportunity to oppose such process before disclosing any INFORMATION.

10.	No agency or partnership relationship between MERCK and WXPT, either express or implied, shall be created by this AGREEMENT. Each party agrees to keep the existence and nature of the relationship between the parties as well as the terms of this AGREEMENT confidential and not to use the names of the other parties in any publicity or advertisement with regard to this AGREEMENT, without the prior written consent of the other party.

PROPRIETARY INFORMATION

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11.	The confidentiality and non-use obligations created by this AGREEMENT shall be binding upon MERCK and WXPT, and shall inure to the benefit of, and be enforceable by, their respective successors and assigns, and shall continue with respect to each item of INFORMATION until the earlier of (i) the occurrence of any of the conditions set forth in SECTION 3 with respect to such item, or (ii) the longest period permitted by applicable law.

12.	This AGREEMENT embodies the entire understanding of the parties with respect to the subject matter hereof and supersedes and replaces any and all prior understandings and arrangements, oral or written, relating to the INFORMATION except for any other confidentiality agreement between or among the parties hereto.

13.	This AGREEMENT shall be interpreted, construed and enforced in accordance with the laws of the State of New Jersey, without regard or reference to any of its rules or provisions governing conflict of laws.

14.	The parties shall attempt to resolve amicably any dispute arising out of or relating to this AGREEMENT through good faith negotiations. In the event that said negotiations are not successful, the dispute shall be resolved through arbitration before three (3) arbitrators. Such arbitration shall take place in Somerset County, New Jersey and shall proceed in accordance with the Commercial Arbitration Rules of the International Chamber of Commerce (“ICC”) and the laws of the State of New Jersey without regard or reference to any of its rules or provisions governing conflict of laws. Within seven (7) calendar days of either party making a demand for arbitration, MERCK and WXPT shall each select one (1) arbitrator. Within thirty (30) days of a demand for arbitration, a third arbitrator shall be selected by the arbitrators selected by the parties. If, within the prescribed time, either party shall fail to appoint its arbitrator, or the two arbitrators selected by the parties fail to appoint the third arbitrator, then either party may apply to the ICC for the appointment of such third arbitrator. The determination of a majority of the panel of arbitrators shall be the decision of the arbitrators and shall be binding upon the parties regardless of whether one of the parties fails or refuses to participate in the arbitration. The decision of the arbitrators shall be enforceable by any court of competent jurisdiction. Each party shall pay for its arbitrator, with all fees and expenses of the third arbitrator being split equally between the parties. All other expenses directly associated with holding an arbitration proceeding shall be split equally between the parties. Either party may enter any arbitration award in any court having jurisdiction or may make application to any such court for a judicial acceptance of the award and an order of enforcement, as the case may be.

15.	Notwithstanding anything to the contrary in SECTION 14, each party understands and agrees that any use or disclosure of INFORMATION of the other party in violation of this AGREEMENT will cause such other party irreparable harm leaving it without an adequate legal remedy and shall therefore entitle the other party, among all other remedies, to injunctive relief from any court having jurisdiction.

PROPRIETARY INFORMATION

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16.	If any provision of this AGREEMENT is found invalid or unenforceable by a court of competent jurisdiction, the remainder of this AGREEMENT shall continue in full force and effect. The parties shall negotiate in good faith to substitute a valid, legal, and enforceable provision that reflects the intent of such invalid or unenforceable provision.

17.	It is understood and agreed that no failure or delay by either party in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power, or privilege hereunder.

PROPRIETARY INFORMATION

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IN WITNESS WHEREOF, the parties hereto have executed this AGREEMENT as of the 1 day of October, 2006.

MERCK & CO., INC.		WUXI PHARMATECH CO., LTD.

By:		By:
Name:	*	Name:	GE Li
Title:	VP Global Procurement	Title:	CEO

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PROPRIETARY INFORMATION

6

ATTACHMENT II

COMPOUND SCHEDULE

This COMPOUND SCHEDULE is governed by the terms of the FTE AGREEMENT, dated                             , between MERCK and WXPT

Compound:	[Compound Name]

Quantity needed:	[amount]

Date required:	[date]

Location of Synthesis:	[Address] (the “Facility”)

Manufacture under cGMP Controls Required?	[YES / NO]

If applicable, steps requiring cGMP controls:	[List step numbers / Not Applicable]

Specifications:	Purity of minimum *

with individual impurity of maximum *

Required Chemical	*
Identity testing:

Sample quantity required for MERCK’s approval:	*

Permitted use of MATERIALS:

MERCK & CO., INC	WuXi Pharmatech Co., Ltd.
By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PROPRIETARY INFORMATION

1

ATTACHMENT III

FTE QUANTITY AND FEE SCHEDULE

The ANNUAL FTE RATE for * related SERVICES * for the period beginning on the EFFECTIVE DATE and ending on * is *and includes * utilized by * to perform * under this AGREEMENT. As of * will be * and will remain fixed over the remainder of the TERM.

The ANNUAL FTE RATE for * related SERVICES * utilized * is * and includes * utilized by the FTE EMPLOYEES to perform the SERVICES under this AGREEMENT. * remain fixed over the TERM. * does not include * pursuant to Section 6.3 of the AGREEMENT.

The ANNUAL FTE RATE for * related SERVICES and * SERVICES * is * and * by the FTE EMPLOYEES to perform the SERVICES under this AGREEMENT. *

As of the EFFECTIVE DATE of this AGREEMENT, the total number of FTEs are allocated as listed below:

*

The terms and conditions of this Attachment III, including the number of FTE EMPLOYEES and the amount of the ANNUAL FTE RATES may only be changed by an amendment to this Attachment III that is signed by the parties hereto.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PROPRIETARY INFORMATION

1

ATTACHMENT IV

Name and Address of all WXPT FACILITIES

1.	WuXi PharmaTech Co., Ltd. laboratories, 288 FuTe ZhongLu, Waigaoqiao Free Trade Zone, Shanghai, P.R.China.

2.	Shanghai PharmaTech Co., Ltd. laboratories, 288 FuTe ZhongLu, Waigaoqiao Free Trade Zone, Shanghai, P.R.China.

3.	Shanghai PharmaTech Co., Ltd. laboratories, Building 54, 199 RiYing BeiLu, Waigaoqiao Free Trade Zone, Shanghai, P.R.China.

4.	TianJin PharmaTech Co., Ltd. laboratories, 111 Huanghai Road, Tianjin Economic-Technological Area ,Tianjin, P.R.China.

5.	Shanghai SynTheAll Pharmaceutical Co., Ltd. plant, Guihua San Road, (west) Shanghai Chemical Park, Shanghai, P.R.China.

6.	SuZhou PharmaTech Co., Ltd. laboratories, WuZhong Technology Park, WuZhong District, SuZhou, P.R.China.

PROPRIETARY INFORMATION

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WORK ORDER #l

This WORK ORDER #1 is attached to and made a part of that certain Full Time Equivalents Agreement For Services Agreement by and between Merck & Co., Inc. (“MERCK”) and WuXi PharmaTech Co., Ltd., (“WXPT”), dated as of 1 October 2006 (the “Agreement”). All capitalized terms not defined in this WORK ORDER #1 are as defined in the Agreement.

*

Merck Contacts:

Scientific/Technical Contact(s):

*

Global Basic & Preclinical Sourcing

Merck & Co., Inc.

770 Sumneytown Pike, WP26-462

West Point, PA 19486

Business Contact(s):

*

Research Procurement

Merck & Co., Inc.

Two Merck Drive, WS1W16

Whitehouse Station, NJ 08889

Supplier Contact(s):

Scientific Contact(s):

Angela Wong, Ph.D.

VP of Service Biology

No. 1 Building, 288 Fu Te ZhongLu

WaiGaoQiao Free Trade Zone

Shanghai, P.R. China

Business Contact(s):

Ge Li, Ph.D.

CEO & Chairman

No. 1 Building, 288 Fu Te ZhongLu

WaiGaoQiao Free Trade Zone

Shanghai, P.R. China

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1

Materials and Data to Be Supplied By MERCK:

MERCK will provide *

Project Description:

Project Objective Outline

This WORK ORDER #1 encompasses * as more fully described in ATTACHMENT 1

TO WORK ORDER #1, which is attached hereof and make a part hereof.

Detailed Protocol of SERVICES

As set forth in ATTACHMENT 1 TO WORK ORDER #1

Timeframe for the Performance of the SERVICES:

Start Date: On or about *

Completion Date: On or about *

Deliverables:

STUDY REPORT:

•	A detailed STUDY REPORT will be provided by WXPT to *

•	The STUDY REPORTS should consist of the following

   *

This WORK ORDER #1 will be performed *.

Cost Breakdown for this WORK ORDER #1:

ITEM DESCRIPTION & BREAKDOWN	Fee
Cost to evaluate * over a *	*
Total Fee:	*

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

Payment terms:

MERCK shall pay WXPT an amount not to exceed * for all costs and expenses associated with carrying out this WORK ORDER #1.

Payment shall be made as follows:

* due within * days of * due within * days of * due within * days of * due within * days of *

The following sections of the FTE Agreement shall not apply to this WORK ORDER #1:

!	6.2 Annual FTE RATE

!	Appendix III FTE QUANTITY AND FEE SCHEDULE.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3

IN WITNESS WHEREOF, the parties hereto have caused this WORK ORDER to be executed by their duly authorized representatives, effective as of the date of the last signature set forth below.

WUXI PHARMATECH CO., LTD.

BY:
WuXi PharmaTech Co., Ltd. authorized representative

NAME:	Ge. Li, Ph.D.

TITLE:	Chief Executive Officer

DATE:	December 13, 2006

MERCK & CO., INC.

BY:		BY:
	MERCK authorized representative		MERCK authorized representative

NAME:		NAME:
TITLE:		TITLE:
DATE:		DATE:

4

ATTACHMENT 1

TO

WORK ORDER #1

*

FACILITY: Shanghai PharmaTech Co., Ltd. laboratories, 288 FuTe ZhongLu, WaiGaoQiao, Shanghai, 200131

Summary of Method

Study Design (Overview)

!	At least * are to be evaluated. In this example, * were evaluated. The same procedure should be followed for the *to be evaluated.
!	COMPOUNDS will be * MERCK will provide *
!	*
!	For each COMPOUND, *
!	*
!	Concentration of COMPOUND * will be determined by*of each COMPOUND will be provided by *

Detailed Protocol

*

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.